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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 4, 2004

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     001-13958                  13-3317783
----------------------------     ---------------------      -------------------
(State or other jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)          Identification No.)

         The Hartford Financial Services Group, Inc.
         Hartford Plaza
         Hartford, Connecticut                                   06115-1900
         -------------------------------------------         -------------------
         (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:            (860) 547-5000
                                                             -------------------

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

The following documents are filed with reference to and hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-108067), as amended, of The Hartford Financial Services Group, Inc., Hartford Capital IV,
Hartford Capital V and Hartford Capital VI, filed with the Securities and
Exchange Commission on August 19, 2003 and amended on November 20, 2003.

         (c) Exhibits

Exhibit 1.1       Underwriting Agreement General Terms and Conditions, dated
                  March 4, 2004, including the Pricing Agreement, dated March 4,
                  2004.

Exhibit 4.1       Senior Indenture, dated as of March 9, 2004, between The
                  Hartford Financial Services Group, Inc. and JPMorgan Chase
                  Bank, as Trustee.

Exhibit 4.2       Form of 4.75% Senior Note due March 1, 2014.

Exhibit 5.1       Opinion of Debevoise & Plimpton LLP.

Exhibit 23.1      Consent of Debevoise & Plimpton LLP (included in Exhibit 5.1).

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE HARTFORD FINANCIAL SERVICES GROUP, INC.

Date: March 12, 2004                By: /s/ Robert J. Price
                                        -----------------------------------
                                        Name:  Robert J. Price
                                        Title: Senior Vice President and
                                               Controller

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                                  EXHIBIT INDEX

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
  EXHIBIT
  NUMBER                                DESCRIPTION
------------    ----------------------------------------------------------------
Exhibit 1.1     Underwriting Agreement General Terms and Conditions, dated
                March 4, 2004, including the Pricing Agreement, dated March 4,
                2004.

Exhibit 4.1     Senior Indenture, dated as of March 9, 2004, between The
                Hartford Financial Services Group, Inc. and JPMorgan Chase Bank, as Trustee.

Exhibit 4.2     Form of 4.75% Senior Note due March 1, 2014.

Exhibit 5.1     Opinion of Debevoise & Plimpton LLP.

Exhibit 23.1    Consent of Debevoise & Plimpton LLP (included in Exhibit 5.1).